Exhibit 10.1

EXECUTION COPY

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 2nd day of February, 2006 by and among Tapestry Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.                                   The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

B.                                     The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) the number of shares of the Company’s Common Stock, par value $0.0075 per share (together with any securities into which such shares may be reclassified, the “Common Stock”), determined in accordance with the terms of this Agreement at a per share purchase price equal to $2.00 (after giving effect to the Reverse Split) (the “Shares”), and (ii) warrants to purchase an aggregate number of shares of Common Stock (subject to adjustment) equal to the number of shares of Common Stock acquired by the Investors pursuant to clause (i) above at a per share exercise price equal to $2.40 (after giving effect to the Reverse Split) (subject to adjustment as set forth therein) in the form attached hereto as Exhibit A (the “Warrants”); and

C.                                     Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws with respect to the Securities.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Alternative Investment” means the issuance or sale of any equity securities, debt securities or material assets of the Company or any of its Subsidiaries, or any merger, material joint venture or disposition or transfer of control of all or any material portion of the Company’s or any of its Subsidiaries’ respective businesses, in each case whether by way of any business combination, purchase of equity securities, purchase of assets, license, lease, tender or exchange offer or otherwise, to any Person other than, with respect to any such transaction other than a Counter Proposal, the Investors or any of their Affiliates.

“Board” means the board of directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City and Boulder, Colorado are open for the general transaction of business.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the date on which the initial Registration Statement is declared effective by the SEC.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement.

“Independent Directors” means the directors of the Company who are “Independent Directors,” as defined in The Nasdaq Stock Market’s Marketplace Rule 4200(a)(15) as in effect on the date hereof.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the

Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proposal” has the meaning set forth in Section 7.9.

“Purchase Price” means the aggregate purchase price for the Shares and the Warrants to be acquired by the Investors in accordance with the terms hereof.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reverse Split” means a one-for-10 reverse split of the Common Stock that does not alter the number of shares of Common Stock the Company is authorized to issue.

“SEC Filings” has the meaning set forth in Section 4.6.

“Securities” means the Alternative Warrants, the Shares, the Warrants and the Warrant Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Superior Proposal” means any Alternative Investment that (i) the Board reasonably determines (after consultation with a financial advisor of nationally recognized reputation) to be (A) more favorable to the Company’s stockholders from a financial point of view than the sale of the Shares and the Warrants hereunder (taking into account all the terms and conditions of such proposal and this Agreement and any other factors as the Board deems relevant) and (B) reasonably capable of being completed on the terms so proposed, taking into account all financial, legal, regulatory and other aspects of such proposal, (ii) was not solicited by the Company after the date hereof, (iii) was proposed after the date hereof and (iv) did not otherwise result from a breach of Section 7.13(a).

“Transaction Documents” means this Agreement, the Alternative Warrants, the Warrants and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Alternative Warrants or the Warrants, as the case may be.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2.                                       Purchase and Sale of the Shares and the Warrants.  Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares and the Warrants in the respective amounts set forth opposite the Investors’ names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

3.                                       Closing; Payment of Purchase Price.  Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Investors, the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and the Warrants, with instructions that such certificates are to be held for release to a particular Investor only upon payment in full of the portion of the Purchase Price to be paid to the Company by such Investor.  Upon such receipt by Lowenstein Sandler PC of the certificates, each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor’s pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement.  On the date the Company receives the Purchase Price (the “Closing Date”), the certificates evidencing the Shares and the Warrants shall be released to the Investors (the “Closing”).  The Closing of the purchase and sale of the Shares and the Warrants shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, or at such other location and on such other date as the Company and the Investors shall mutually agree.

4.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

4. 1                              Organization, Good Standing and Qualification.  Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.  Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.  The Company’s Subsidiaries are listed on Schedule 4.1 hereto.

4.2                                 Authorization.  The Company has full power and authority and, except for approval of the Proposal by its stockholders as contemplated in Section 7.9, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities and (iv) the effectuation of the Reverse Split~~.~~  This Agreement constitutes, and the other Transaction Documents will constitute when executed and delivered, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3                                 Capitalization.  Schedule 4.3 sets forth (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares, the Alternative Warrants and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.  Except as described on Schedule 4.3, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim.  Except as described on Schedule 4.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind.  Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.  Except as described on Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

Except as described on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

Except as described on Schedule 4.3, the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4                                 Valid Issuance.  The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  The Alternative Warrants and the Warrants have been duly and validly authorized.  Upon the due exercise of the Alternative Warrants or the Warrants, as the case may be, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Alternative Warrants or the Warrants, as the case may be, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

4.5                                 Consents.  Except for approval of the Proposal by the Company’s stockholders as contemplated in Section 7.9, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Alternative Warrants or the Warrants, as the case may be, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

4.6                                 Delivery of SEC Filings; Business.  The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 29, 2004 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”).  The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period.  The Company and its

Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

4.7                                 Use of Proceeds.  The net proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company in accordance with the budget of the Company for the calendar years 2006 and 2007 adopted in accordance with Section 6.1(f), as such budget may be amended or modified from time to time by the majority of the Independent Directors.  Any proceeds remaining following use as provided in the prior sentence shall be used by the Company for general corporate purposes.

4.8                                 No Material Adverse Change.  Since December 29, 2004, except for the Reverse Split and except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:

(i)                                     any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2005, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii)                                  any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii)                               any damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries, in each case in excess of $25,000 individually or $50,000 in the aggregate;

(iv)                              any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v)                                 any satisfaction or discharge of any lien, claim or encumbrance by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted);

(vi)                              (A) any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or (B) any material change to any material contract or arrangement that requires the payment by any Person party thereto of at least $50,000 in the aggregate in any fiscal year by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject, other than, in the case of clause (B) above, any such change made in the ordinary course of business;

(vii)                           any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

(viii)                        any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

(ix)                                the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

(x)                                   the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi)                                any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

4.9                                 SEC Filings; S-3 Eligibility.

(a)                                  At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)                                 Each registration statement and any amendment thereto filed by the Company since January 1, 2003 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(c)                                  The Company is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

4.10                           No Conflict, Breach, Violation or Default.  Subject to the approval of the Proposal by its stockholders as contemplated in Section 7.9, the execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, except, in the case of clause (ii) above, for any conflict, breach, violation or default that has not had or could not reasonably be expected to have a Material Adverse Effect.

4.11                           Tax Matters.  The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except where the failure to make such payment or filing has not had or could not reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole.  All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due, except for any withholding, collection and payment that has not had or could not reasonably be expected to have a Material Adverse Effect.  There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property.  Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

4.12                           Title to Properties.  Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made thereof by them.

4.13                           Certificates, Authorities and Permits.  The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where the failure to so possess has not had or could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

4.14                           Labor Matters.

(a)                                  Except as set forth on Schedule 4.14, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b)                                 (i) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company’s employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company’s Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

(c)                                  The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.  There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

(d)                                 Except as disclosed in the SEC Filings or as described on Schedule 4.14, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 2806(b) of the Internal Revenue Code.

(e)                                  Except as specified in Schedule 4.14, to the Company’s Knowledge, each of the Company’s employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States.  To the Company’s Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

4.15                           Intellectual Property.  Except as described in Schedule 4.15:

(a)                                  All Intellectual Property of the Company and its Subsidiaries owned by the Company or any Subsidiary or licensed by any of them and necessary for the conduct of their respective businesses is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and, to the Company’s Knowledge, are valid and enforceable, subject, in the case of any patent application, to any modification or other action that may be taken by the Patent and Trademark Office.  No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the

Company’s Knowledge, no such action is threatened.  No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b)                                 All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

(c)                                  To the Company’s Knowledge, the Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license such owned Intellectual Property and Confidential Information known to or created by the Company, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses.  The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

(d)                                 To the Company’s Knowledge, the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party, or violate any confidentiality obligation owed by the Company to a third party.  To the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party.  There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(e)                                  The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.

(f)                                    The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property and Confidential Information.  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party.

4.16                           Environmental Matters.  Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, in each case which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

4.17                           Litigation.  Except as described on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties that have had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

4.18                           Financial Statements.  The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act).  Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

4.19                           Insurance Coverage.  The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

4.20                           Compliance with Nasdaq Continued Listing Requirements.  Except as described in Schedule 4.20, the Company is in compliance with applicable Nasdaq continued listing requirements.  Except as described in Schedule 4.20, there are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

4.21                           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.21.

4.22                           No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.23                           No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

4.24                           Private Placement.  The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.25                           Questionable Payments.  Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;

(d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.26                           Transactions with Affiliates.  Except as disclosed in the SEC Filings or as disclosed on Schedule 4.26, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.27                           Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.28                           Disclosures.  Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the existence of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

4.29                           Most Favored Nations.  Except as expressly contemplated by Section 7.10 and except for any restrictions on the exercise of the Warrants to which any Investor may agree, none of the Investors shall be entitled to any rights, preferences or privileges under the Transaction Documents that are more favorable to such Investor than the rights, preferences and privileges applicable to any other Investor under the Transaction Documents (such more favorable terms, the “More Favorable Terms”).

4.30                           Disclosure.  No representation or warranty of the Company contained in this Section 4, as qualified by the Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

5.                                       Representations and Warranties of the Investors.  Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1                                 Organization and Existence.  Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

5.2                                 Authorization.  The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3                                 Purchase Entirely for Own Account.  The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time.  Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4                                 Investment Experience.  Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5                                 Disclosure of Information.  Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  Such Investor acknowledges receipt of copies of the SEC Filings.  Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6                                 Restricted Securities.  Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7                                 Legends.  It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a)                                  “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b)                                 If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.8                                 Accredited Investor.  Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.9                                 No General Solicitation.  Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

5.10                           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.11                           Prohibited Transactions.  During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”).  Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, (A) engage, directly or indirectly, in a Prohibited Transaction, or (B) effect any sale, assignment, pledge, hypothecation, put, call, transfer or other disposition of any Securities.  Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.11.

6.  Conditions to Closing.

6.1                                 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares and the Warrants at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a)                                  The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)                                 The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval of the Proposal by its stockholders in accordance with applicable law and the applicable requirements of any stock exchange or market on which the Common Stock is traded or quoted) necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c)                                  The Company shall have executed and delivered the Registration Rights Agreement.

(d)                                 The Company shall have taken all action necessary to effect the listing of the Shares and the Warrant Shares on the Nasdaq Capital Market upon official notice of issuance.

(e)                                  The Reverse Split shall have become effective.

(f)                                    The Board shall have adopted a budget for calendar years 2006 and 2007 (the “Approved Budget”), which Approved Budget shall include a covenant that the net proceeds from the sale of the Shares and the Warrants hereunder will be used solely to fund the development of the Company’s TPI 287 compound and that any amendment or variance with respect to such aspect of the Approved Budget shall require the prior written approval of a majority of the Independent Directors.

(g)                                 The Company shall have received gross proceeds from the sale of the Shares and the Warrants as contemplated hereby of at least Twenty Million Dollars ($20,000,000).

(h)                                 No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(i)                                     The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e), (f), (g), (h) (which subsection (h) shall be qualified to the Company’s Knowledge) and (l) of this Section 6.1.

(j)                                     The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board approving the transactions contemplated by this Agreement and the other Transaction Documents, the calling of the Stockholders Meeting (as defined below), the Reverse Split and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(k)                                  The Investors shall have received an opinion from Kirkland & Ellis LLP, the Company’s counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as set forth on Exhibit D attached hereto.

(l)                                     No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(m)                               The Company shall have delivered to the Investors one or more executed Lock-Up Agreements in the form attached hereto as Exhibit C from each officer and director of the Company that is, as of the date hereof, subject to the reporting requirements of Section 16 of the 1934 Act.

6.2                                 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)                                  The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b)                                 The Investors shall have executed and delivered the Registration Rights Agreement.

(c)                                  The Investors shall have delivered the Purchase Price to the Company.

(d)                                 The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval of the Proposal by its stockholders in accordance with applicable law and the applicable requirements of any stock exchange or market on which the Common Stock is traded or quoted) necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)                                  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(f)                                    The Company shall have received gross proceeds from the sale of the Shares and the Warrants as contemplated hereby of at least Twenty Million Dollars ($20,000,000).

6.3                                 Termination of Obligations to Effect Closing; Effects.

(a)                                  The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing may be terminated as follows:

(i)                                     Upon the mutual written consent of the Company and the Investors;

(ii)                                  By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)                               By the Company if the stockholders of the Company fail to approve the Proposal at the Stockholders Meeting;

(iv)                              By the Company if the Board authorizes the Company to enter into a definitive agreement governing a Superior Proposal (subject to compliance with Section 7.13);

(v)                                 By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

(vi)                              By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to May 31, 2006;

provided, however, that, except in the case of clauses (i) and (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)                                 In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors, and each other Investor shall have the right, if such termination results in any of the conditions set forth in Section 6.1 becoming incapable of fulfillment with respect to such Investor, to terminate its obligations to effect the Closing upon written notice to the Company and the other Investors; provided that, if any Investor terminates its obligations to effect the Closing pursuant to this Section 6.3, then each other Investor shall have the right (but not the obligation) to reduce its portion of the Purchase Price, and the corresponding number of Shares and Warrant Shares to be acquired by such Investor, such that such Investor’s beneficial ownership (determined in accordance with Rule 13d-3 under the 1934 Act) of Common Stock following the Closing does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose any shares of Common Stock issuable upon the exercise of the Warrant to be issued to such Investor at the Closing that would be required to be included for purposes of such determination).  Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7.                                       Covenants and Agreements of the Company and the Investors.

7.1                                 Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

7.2                                 Reports.  The Company will furnish to the Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by the Investors and/or their assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

7.3                                 No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.4                                 Management Equity Incentive Plan.  Each of the Investors shall, and shall cause each of its controlled Affiliates to, at any meeting of the stockholders of the Company called for such purpose after the Closing Date, consent to and vote, in person or by proxy, all shares of the Company held by such Person or with respect to which such Person has voting authority, in favor of the adoption and implementation of a management equity incentive plan of the Company containing terms and conditions that are substantially the same as the terms and conditions set forth on Schedule 7.4.  The commitment set forth in this Section 7.4 shall continue to be applicable at any meeting called by the Company for such purpose, notwithstanding the fact that such matter may have been previously voted upon but not approved by the Company’s stockholders.  The implementation of the management equity incentive plan as set forth on Schedule 7.4 will not result in any material adverse tax consequence to the Company or require the payment by the Company of any cash amount to any taxing authority in respect of such plan (other than income and employment tax withholding payments related to taxable income recognized by participants with respect to awards under such plan).

7.5                                 Compliance with Laws.  The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

7.6                                 Listing of Underlying Shares and Related Matters.  Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be listed on the Nasdaq Capital Market no later than the Closing Date.  Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed.  The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.7                                 Termination of Covenants.  The provisions of Sections 7.2 through 7.5 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

7.8                                 Removal of Legends.  Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement, (ii) Rule 144(k) becoming available the Company, (iii) any sale pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) or (iv) such time as a legend is no longer required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the SEC), the Company shall (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Investor that Rule 144(k) or Rule 144 applies to the shares of Common Stock represented thereby or (2) in connection with any sale of Common Stock by any Investor pursuant to the registration contemplated by the Registration Rights Agreement, a statement by such Investor that it has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act.  From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates evidencing the Investor’s Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Alternative Warrants or the Warrants, as the case may be, shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.  When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Transfer Agent as provided above (or to the Company, in the case of the Warrants), the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

7.9                                 Proxy Statement; Stockholders Meeting.  (a)  Promptly following the execution and delivery of this Agreement the Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”), which shall occur not later than May 2, 2006 (the “Stockholders Meeting Deadline”), for the purpose of seeking approval of the

Company’s stockholders for the issuance and sale to the Investors of the Securities (the “Proposal”).  In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company.  Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement.  The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading.  If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the 1934 Act, the Company will promptly inform the Investors thereof.

(b)                                 Subject to the following sentence, the Board shall recommend to the Company’s stockholders that the stockholders vote in favor of the Proposal (the “Company Board Recommendation”) and take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposal unless the Board shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence.  The Company covenants that the Board shall not modify, amend or withdraw the Company Board Recommendation unless (i) the Company shall have received a Superior Proposal and (ii) the Board (after consultation with the Company’s outside counsel) shall have determined in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duty to the Company’s stockholders.  Whether or not the Board modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of its Certificate of Incorporation and Bylaws, (i) take all action necessary to convene the Stockholders Meeting as promptly as practicable, but no later than the Stockholders Meeting Deadline, to consider and vote upon the approval of the Proposal and (ii) submit the Proposal at the Stockholders Meeting to the stockholders of the Company for their approval.

7.10                           Director Designees.

(a)                                  From and after the Closing Date, so long as Special Situations Fund III, L.P. (“SSF”) and/or one or more of its Affiliates collectively are the beneficial owners (determined in accordance with Rule 13d-3 under the 1934 Act) of at least 25% of the Shares and Warrant Shares acquired by it pursuant to this Agreement, SSF shall have the right to designate up to two Persons for election to the Board (the “SSF Designees”).  Upon any such designation by SSF, the Company shall use its commercially reasonable efforts to cause the SSF Designees to be elected to the Board.  SSF shall have the right to remove or replace any SSF Designee by giving notice to such SSF Designee and the Company and the Company shall use its commercially reasonable efforts to effect the removal or replacement of any such SSF Designee.

(b)                                 Subject to any limitations imposed by applicable law, any SSF Designee shall be entitled to the same perquisites, including stock options, reimbursement of expenses and other similar rights in connection with such Person’s membership on the Board, as every other non-employee member of the Board.

(c)                                  So long as SSF has the right to appoint an SSF Designee, the Company shall not increase the number of directors constituting the Board without the prior written approval of SSF.

(d)                                 Promptly following the time that SSF no longer has the right to designate any SSF Designee, such SSF Designee shall, and SSF shall cause such SSF Designee to, promptly tender his or her resignation as a member of the Board, which resignation may be accepted by the Board in its discretion.

7.11                           Most Favored Nations.  Each Investor shall receive “most favorite nations status” with respect to the Transaction Documents, meaning that if the Company takes any action contemplated by Section 4.29, the terms of the Transaction Documents to which such Investor is a party automatically shall be amended, without further action, so as to provide such Investor the benefits of such More Favorable Terms.

7.12                           Preemptive Rights.

(a)                                  From and after the Closing, the Company shall not sell any Common Stock or any securities exercisable or exchangeable for or convertible into, directly or indirectly, Common Stock (collectively, the “Preemptive Securities”) to any Person unless the Company shall have first offered to sell to each Investor (for so long as such Investor holds at least 50% of the Shares acquired by such Investor hereunder) (each a “Preemptive Holder”) such Preemptive Holder’s Preemptive Share of the Preemptive Securities, at a price and on such other terms as shall have been specified by the Company in writing delivered to each such Preemptive Holder (the “Preemptive Offer”) at the address set forth on the signature page hereto, which Preemptive Offer shall by its terms remain open and irrevocable for a period of at least fifteen business days from the date it is delivered by the Company (the “Preemptive Offer Period”).  Each Preemptive Holder may elect to purchase all or any portion of such Preemptive Holder’s Preemptive Share of the Preemptive Securities as specified in the Preemptive Offer at the price and upon the terms specified therein by delivering written notice of such election to the Company as soon as practical but in any event within the Preemptive Offer Period; provided that if the Company is issuing Common Stock together as a unit with any debt securities or other equity securities, then any Preemptive Holder who elects to purchase the Preemptive Securities pursuant to this Section 7.12 must purchase the same proportionate mix of all of such securities.

(b)                                 Each Preemptive Holder’s “Preemptive Share” of Preemptive Securities shall be determined as follows: the total number of Preemptive Securities, multiplied by a fraction, (i) the numerator of which is the number of shares of Common Stock that were purchased by such Preemptive Holder pursuant to this Agreement or pursuant to an exercise of a Warrant and that, in each case, continue to be held by such Preemptive Holder, and (ii) the denominator of which is the number of shares of Common Stock then issued and outstanding.

(c)                                  Upon the expiration of the Preemptive Offer Period, the Company shall be entitled during the 180 day period following expiration of the Preemptive Offer Period to sell such Preemptive Securities which the Preemptive Holders have not elected to purchase on terms and conditions not materially more favorable to the purchasers thereof than those offered to the Preemptive Holders.

(d)                                 The provisions of this Section 7.12 shall not apply to the following issuances of Common Stock:

(i)                                     Common Stock issued to employees, officers, directors and other service providers of or to the Company or any of its Subsidiaries in accordance with the terms of any applicable incentive plan of the Company approved by the Board;

(ii)                                  Common Stock issued for consideration other than cash in connection with consulting, licensing, acquisition, equipment leasing, lending, merger or other business transactions;

(iii)                               Common Stock issued upon exercise of the Warrants; and

(iv)                              in connection with the subdivision of Common Stock (including any split), any combination of Common Stock (including any reverse split, including the Reverse Split) or any recapitalization, reorganization, reclassification or conversion of the Company.

7.13                           Non-Solicitation of Alternative Investment.

(a)                                  From and after the date hereof until the earlier to occur of the Closing or the termination of the obligations to effect the Closing pursuant to Section 6.3, the Company shall not, and neither shall it authorize or permit any of its Subsidiaries or any of their respective directors, officers or employees to, nor knowingly authorize or permit the Company’s and its Subsidiaries’ investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives (collectively, “Representatives”) to, directly or indirectly through another Person, (i) solicit, initiate, participate in or knowingly encourage, or take any other action designed to, or which could reasonably be expected to, facilitate, any Alternative Investment or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information, or otherwise cooperate in any way with, any Alternative Investment.  The Company shall, and shall cause its Subsidiaries and Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person (other than the Investors) conducted heretofore with respect to any Alternative

Investment.  Notwithstanding the foregoing, if and to the extent that (1) the Stockholders Meeting has not occurred, (2) in response to a bona fide written Alternative Investment proposal that the Board reasonably determines (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes a Superior Proposal, and (3) the Board believes in good faith, considering the advice of the Company’s counsel, that the failure to participate in such negotiations or discussions or disclose such information would be inconsistent with the fiduciary duties of the Board under applicable law, the Company and its Representatives may, subject to compliance with Section 7.13(b), (x) furnish information with respect to the Company and its Subsidiaries to the Person making such Alternative Investment proposal (and its Representatives) pursuant to a customary confidentiality agreement, provided that all such information has previously been provided to the Investors or is provided to the Investors prior to or substantially concurrent with the time it is provided to such Person, and (y) participate in discussions or negotiations with the Person making such Alternative Investment proposal (and its Representatives) regarding such Alternative Investment proposal.

(b)                                 In addition to the obligations of the Company set forth in Section 7.13(a), the Company shall promptly (and in any event within 24 hours of the receipt thereof by the Company) advise the Investors orally and in writing of the existence of any Alternative Investment proposal, the material terms and conditions of any such Alternative Investment proposal (including any changes thereto) and the identity of the Person making any such Alternative Investment proposal.  The Company shall (i) keep the Investors fully informed in all material respects of the status of any Alternative Investment proposal and (ii) provide to the Investors as soon as practicable (and in any event within 24 hours) after receipt or delivery thereof copies of all correspondence and other written material sent or provided to the Company or any of its Subsidiaries from any Person that describes any of the terms or conditions of any Alternative Investment proposal.

(c)                                  During the period from the date of this Agreement until the Closing or the effective date of termination of the obligations to effect the Closing under Section 6.3, if the Board determines in good faith to accept a Superior Proposal, prior to accepting such Superior Proposal, the Company shall first (i) disclose to each of the Investors the terms and conditions of such Superior Proposal and (ii) offer each of the Investors the opportunity to enter into a transaction with the Company on terms no less favorable to the Company and its stockholders from a financial point of view (including conditions to consummation of the contemplated transactions) than those contained in the Superior Proposal (the “Offer”).  Any one or more of the Investors (the “Proposing Investor(s)”) shall be entitled to notify the Company within three business days of the terms of a transaction with the Company in response to the Offer (a “Counter Proposal”).  If the terms of the Counter Proposal are determined by the Board (after consultation with its legal and financial advisors) in good faith to be no less favorable to the Company and its stockholders from a financial point of view (including conditions to consummation of the contemplated transaction) than those contained in the Superior Proposal, then the Company shall accept the Counter Proposal.  In the event that more than one Investor make a Counter Proposal that is a Superior Proposal, then the Board shall determine which among them is superior to the others and that proposal will be the Counter Proposal accepted by the Company.  If the Company does not receive a Counter Proposal from any of the Investors within such three-business day period, or the Counter Proposal(s) received do not constitute a Superior Proposal, then the Company may accept the Superior Proposal, provided there are no subsequent material changes to the terms of such Superior Proposal.  If the terms of such Superior Proposal are materially changed, then such Superior Proposal shall be deemed a new proposal and shall be subject to each of the terms of this Section 7.13(c).  This Section 7.13(c) shall apply to any Superior Proposal made by any Person at any time prior to the termination of the Investors’ rights under this Section 7.13(c).  If the Company agrees to enter into an agreement governing the transaction contemplated by the Counter Proposal, then the Proposing Investor(s) shall promptly give written notice thereof (the “Proposal Notice”) to the other Investors.  The Proposal Notice shall specify in reasonable detail the price and other material terms and conditions of the Counter Proposal and the notice address at which the other Investors may give notice to the Proposing Investor(s) as hereinafter provided.  In such Proposal Notice, the Proposing Investor(s) shall offer the other Investors the right to participate in such transaction on the same terms and conditions as the Proposing Investor(s), which offer shall be irrevocable for a period of three business days after the date of receipt of the notice by the other Investors.  Upon receipt of the Proposal Notice, each of the other Investors shall have the right to elect to participate in such transaction on a pro rata basis based on its pro rata portion of the Purchase Price (or on such other basis as such Investors may agree) by giving the Proposing Investor(s) written notice of their election to participate within such three-business day period.  Each Investor that sends such a notice is being referred to as an “Electing Investor.”  If any Investor does not respond during the applicable period, it shall be deemed to have waived its rights under this Section 7.13(c) with respect to such Counter Proposal.   The Proposing Investor(s) and the Electing Investors together shall consummate the transaction contemplated by the Counter Proposal on such terms and conditions as set forth in the Counter Proposal or as may otherwise be agreed by the Proposing Investor(s), the Electing Investors and the Company; it being understood that the Proposing Investor(s) and the Electing Investors must agree to purchase or acquire 100% of the securities that are contemplated to be acquired from the Company or its stockholders by the Counter Proposal.  Notwithstanding any other provision in this Agreement, none of the Investors or any of their respective Affiliates shall be permitted to participate in any Alternative Investment, other than a Counter Proposal as contemplated in this Section 7.13(c).

7.14                           Issuance of Alternative Warrants.  Within three business days following the date hereof, the Company shall issue to each Investor, for no additional consideration, a warrant to purchase an aggregate number of shares of Common Stock (subject to adjustment as set forth in such warrant) equal to the number of shares of Common Stock set forth opposite such Investor’s name on Schedule 7.14 at a per share exercise price equal to $0.01 (subject to adjustment as set forth in such warrant), which warrant shall be in form and substance substantially as set forth in Exhibit A attached hereto (all such warrants issued to the Investors pursuant to this Section 7.14, the “Alternative Warrants”).  At the time that the Alternative Warrants are issued, (a) Kirkland & Ellis LLP, the Company’s counsel, shall deliver to the Investors an opinion dated as of such date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as set forth on Exhibit D attached hereto (addressing those matters relevant to the issuance of the Alternative Warrants and shares of Common Stock subject thereto), and (b) the Company and each of the Investors shall execute and deliver a registration rights agreement with respect to the registration of the shares of Common Stock purchasable upon exercise of such Alternative Warrants in substantially the form attached as Exhibit B hereto, with such modifications as may be necessary or reasonably required to give effect to the terms of this Section 7.14.  The Alternative Warrants shall become exercisable only if one of the events specified in the following clauses (i) through (iv) (each a “Trigger Event”) occurs: (i) the stockholders of the Company fail to approve the Proposal at the Stockholders Meeting, (ii) the Company terminates its obligations to effect the Closing pursuant to Section 6.3 and the Company has received an Alternative Investment proposal prior to such time which has not been withdrawn, (iii) the Company enters into an agreement governing the consummation of an Alternative Investment with any Person other than the Investors, as contemplated by Section 7.13(c) above, prior to the termination of this Agreement in accordance with Section 6.3 or (iv) the Stockholders Meeting shall not have occurred prior to the Stockholders Meeting Deadline and the Company shall have breached its obligations under Section 7.9; provided, however, that notwithstanding any other provision herein, the Alternative Warrant issued to any non-Electing Investor shall become exercisable immediately if the Company consummates the transactions contemplated by a Counter Proposal and this Agreement is terminated pursuant to Section 6.3; it being understood that those Alternative Warrants held by any Investor participating in a Counter Proposal shall not become exercisable and shall terminate and be of no further force and effect on the date on which the Company consummates the transactions contemplated by a Counter Proposal.  In the event that a Trigger Event has not occurred prior to or in connection with the termination of this Agreement (in whole or with respect to any particular Investor) or the Closing shall occur, then all outstanding Alternative Warrants held by all Investors or, in the case of a termination with respect a particular Investor, that Investor, shall terminate and be of no further force and effect.  The Alternative Warrants in the aggregate will represent the right to acquire shares of Common Stock representing 15 percent of the issued and outstanding shares of Common Stock determined as of the date hereof.

7.15                           Use of Proceeds; Approved Budget.  The net proceeds from the sale of the Shares and the Warrants hereunder shall be used solely to fund the development of the Company’s TPI 287 compound in accordance with the Approved Budget.  Any amendment or variance with respect to such aspect of the Approved Budget shall require the prior approval of a majority of the Independent Directors.  For the avoidance of doubt, the Investors agree that the Approved Budget shall not restrict the Company’s use of its other assets, including any cash-on-hand as of the Closing.

7.16                           Prohibition on Sale.  The Company shall use its reasonable best efforts to cause each of Leonard P. Shaykin, Martin M. Batt, Patricia A. Pilia, Gordon Link, Kai P. Larson, Bruce W. Fiedler, Stephen K. Carter, M.D., George M. Gould, Arthur H. Hayes, Jr., Elliot M. Maza, The Honorable Richard N. Perle and Robert E. Pollack to execute and deliver to the Company within five business days after the date hereof an lock-up agreement in form and substance substantially as set forth on Exhibit C hereto.  The Company shall not terminate, amend, modify or waive any provision of such agreement without the consent of the Investors.

8.                                       Survival and Indemnification.

8.1  Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement; provided, however, that any claim for Losses as a result of a breach of a representation or warranty contained herein must be must be made, if at all, within 18 months of the Closing, except that any claim for Losses as a result of a breach of any representation or warranty contained in Section 4.15 hereof must be made, if at all, on or prior to the first anniversary of the Closing Date.

8.2  Indemnification.  The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against, without duplication, (a) any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents or (b) reasonable attorneys fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding arising from a claim by any third party (including any governmental authority) that the provisions relating to the exercise of the Warrant issued to such Person hereunder are unenforceable if such Person ultimately prevails with respect to such claim, and, in each case, will reimburse any such Person for all such amounts as they are incurred by such Person.

8.3  Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9.                                       Miscellaneous.

9.1                                 Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement (including in Section 9.6).

9.2                                 Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

9.3                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4                                 Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Tapestry Pharmaceuticals, Inc.

4840 Pearl East Circle, Suite 300W

Boulder, Colorado 80301

Attention:  Leonard Shaykin, Chairman and Chief Executive Officer

Fax:  (212) 319-2808

With a copy to:

Kirkland & Ellis LLP

Citigroup Center

153 East 53rd Street

New York, New York 10022-4611

Attention:  Michael Movsovich

Fax:  (212) 446-6460

If to any Investor:

to such Investor’s address(es) set forth on the signature pages hereto.

9.5                                 Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable and documented fees and expenses of Lowenstein Sandler PC in connection with the negotiation and execution of the Transaction Documents in an amount not to exceed $35,000.  Such expenses shall be paid not later than the Closing.  The Company shall reimburse the Investors upon demand for all reasonable and documented out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys’ fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable and documented out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6                                 Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.7                                 Publicity.  Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.  By 8:30 a.m. (New York City time) on the trading day immediately following the date hereof, the Company shall issue a press release disclosing the execution and delivery of this Agreement.  No later than the third trading day following the date hereof, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence.  By 8:30 a.m. (New York City time) on the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement.  No later than the third trading day following the Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence.  In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than such Forms 8-K, the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

9.8                                 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9                                 Entire Agreement.  This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof (including that certain Term Sheet, dated as of November 16, 2005, by and between the Company and Special Situations Funds).

9.10                           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11                           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for

the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.12                           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Leonard Shaykin
	Name:	Leonard Shaykin
	Title:	Chairman and Chief Executive Officer

Signature Page to Purchase Agreement

The Investors:

Baker Bros. Investments II, L.P.
By: Baker Bros. Capital, L.P., (general partner)	Baker Biotech Fund III (Z) L.P.
By: Baker Bros. Capital (GP), LLC, (general partner)	By: Baker Biotech Capital III (Z), L.P. (general partner)
By: Julian Baker, Managing Member	By: Baker Biotech Capital III (Z) (GP), LLC, (general partner)
By: Julian Baker, Managing Member

/s/ Julian Baker	/s/ Julian Baker

Baker Biotech Fund II (Z) L.P.
By: Baker Biotech Capital II (Z), L.P. (general partner)	14159, L.P.
By: Baker Biotech Capital II (Z) (GP), LLC, (general partner)	By: 14159 Capital, L.P., (general partner)
By: Julian Baker, Managing Member	By: 14159 Capital (GP), LLC, (general partner)
By: Julian Baker, Managing Member

/s/ Julian Baker	/s/ Julian Baker

Baker Biotech Fund III L.P.
By: Baker Biotech Capital III, L.P. (general partner)
By: Baker Biotech Capital III (GP), LLC, (general partner)
By: Julian Baker, Managing Member

/s/ Julian Baker

Aggregate Purchase Price: $
Number of Shares:	See Attachment A
Number of Warrant Shares:

Address for Notice:

Attn:	Leo Kirby, CFO

Signature Page to Purchase Agreement

Tapestry Pharmaceuticals

Attachment A

SCHEDULE OF PURCHASERS

2/1/2006

Purchaser Name and Address and Federal Taxpayer ID*	Aggregate Number of Shares	Purchase Price Per Share	Aggregate Number of Warrants	Purchase Price Per Warrant	Aggregate Purchase Price

Baker Bros. Investments II, L.P. 667 Madison Avenue, 17th Floor New York, NY 10021 Tax ID: 36-4448341	41,641	2.00	41,641	0	$83,282.00

Baker Biotech Fund II (Z), L.P. 667 Madison Avenue, 17th Floor New York, NY 10021 Tax ID: 30-0089643	54,481	2.00	54,481	0	$108,962.00

Baker Biotech Fund III, L.P. 667 Madison Avenue, 17th Floor New York, NY 10021 Tax ID: 30-0089645	1,525,130	2.00	1,525,130	0	$3,050,260.00

Baker Biotech Fund III (Z), L.P. 667 Madison Avenue, 17th Floor New York, NY 10021 Tax ID: 731719525	264,874	2.00	264,874	0	$529,748.00

14159, L.P. 667 Madison Avenue, 17th Floor New York, NY 10021 Tax ID: 86-1123269	113,874	2.00	113,874	0	$227,748.00

Total:	2,000,000		2,000,000		$4,000,000.00

NAME OF INVESTOR:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	BVF Partners L.P., its general partner

	By:	BVF Inc., its general partner

		By:	/s/ Mark N. Lampert
			Mark N. Lampert
			President

Aggregate Purchase Price:	$672,000

Number of Shares:	336,000

Number of Warrant Shares:	336,000

Address for Notice:

			Grosvenor Capital Management, L.P.
			900 N. Michigan Avenue
			Suite 1100
			Chicago, IL 60611
			Attention: Elizabeth Delaney
			Telephone: 312-506-6862
			Facsimile: 312-506-6870

NAME OF INVESTOR:

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	BVF Partners L.P., its general partner

	By:	BVF Inc., its general partner

		By:	/s/ Mark N. Lampert
			Mark N. Lampert
			President

Aggregate Purchase Price:	$459,600

Number of Shares:	229,800

Number of Warrant Shares:	229,800

Address for Notice:

			Grosvenor Capital Management, L.P.
			900 N. Michigan Avenue
			Suite 1100
			Chicago, IL 60611
			Attention: Elizabeth Delaney
			Telephone: 312-506-6862
			Facsimile: 312-506-6870

NAME OF INVESTOR:

BVF INVESTMENTS, L.L.C.

By:	BVF Partners L.P., its manager

	By:	BVF Inc., its general partner

		By:	/s/ Mark N. Lampert
			Mark N. Lampert
			President

Aggregate Purchase Price:	$1,666,200

Number of Shares:	833,100

Number of Warrant Shares:	833,100

Address for Notice:

			Grosvenor Capital Management, L.P.
			900 N. Michigan Avenue
			Suite 1100
			Chicago, IL 60611
			Attention: Elizabeth Delaney
			Telephone: 312-506-6862
			Facsimile: 312-506-6870

NAME OF INVESTOR:

INVESTMENTS 10, L.L.C.

By:	BVF Partners L.P., its attonery-in-fact

	By:	BVF Inc., its general partner

		By:	/s/ Mark N. Lampert
			Mark N. Lampert
			President

Aggregate Purchase Price:	$202,200

Number of Shares:	101,100

Number of Warrant Shares:	101,100

Address for Notice:

			Grosvenor Capital Management, L.P.
			900 N. Michigan Avenue
			Suite 1100
			Chicago, IL 60611
			Attention: Elizabeth Delaney
			Telephone: 312-506-6862
			Facsimile: 312-506-6870

	NAME OF INVESTOR:

	Fort Mason Master, LP

	By:	/s/ Dan German
	Name:	Fort Mason Capital, LLC
	Title:	Managing Member

Aggregate Purchase Price:	$2,817,300

Number of Shares:	1,408,650

Number of Warrant Shares:	1,408,650

Address for Notice:
	456 Montgomery Street
	San Francisco, CA 94104

	Attention:	Marshall Jensen
	Telephone:	415-249-3380
	Facsimile:	415-249-3389

	With a copy to:
	N/A

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Fort Mason Partners, LP

	By:	/s/ Dan German
	Name:	Fort Mason Capital, LLC
	Title:	Managing Member

Aggregate Purchase Price:	$182,700

Number of Shares:	91,350

Number of Warrant Shares:	91,350

Address for Notice:
	456 Montgomery Street
	San Francisco, CA 94104

	Attention:	Marshall Jensen
	Telephone:	415-249-3380
	Facsimile:	415-249-3389

	With a copy to:
	N/A

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Capital Ventures International by: Heights Capital Management, Inc. its authorized agent

	By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager

Aggregate Purchase Price:	$2,000,000

Number of Shares:	1,000,000

Number of Warrant Shares:	1,000,000

Address for Notice:

	c/o Heights Capital Management
	101 California Street, Suite 3250
	San Francisco, CA 94111

	Attention:	Martin Kobinger
	Telephone:	415-403-6500
	Facsimile:	415-403-6525

	With a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Merlin BioMed Long Term Appreciation, LP

	By:	/s/ Norman Schleifer
	Name:	Norman Schleifer
	Title:	Chief Financial Officer

Aggregate Purchase Price:	$350,000

Number of Shares:	175,000

Number of Warrant Shares:	175,000

Address for Notice:

	Merlin BioMed Group
	230 Park Ave, Suite 928
	New York NY 10169
	Attention:	Norman Schleifer
	Telephone:	646 227 5200
	Facsimile:	646 227 5201

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Merlin BioMed Offshore Master Fund

	By:	/s/ Norman Schleifer
	Name:	Norman Schleifer
	Title:	Chief Financial Officer

Aggregate Purchase Price:	$650,000

Number of Shares:	325,000

Number of Warrant Shares:	325,000

Address for Notice:

	Merlin BioMed Group
	230 Park Ave, Suite 928
	New York NY 10169
	Attention:	Norman Schleifer
	Telephone:	646 227 5200
	Facsimile:	646 227 5201

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Special Situations Fund III Q.P. L.P.

	By:	/s/ David Greenhouse
	Name:	David Greenhouse
	Title:

Aggregate Purchase Price:	$2,400,000.00

Number of Shares:	1,200,000

Number of Warrant Shares:	1,200,000

Address for Notice:

	Attention:
	Telephone:
	Facsimile:

	With a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Special Situations Fund L.P.

	By:	/s/ David Greenhouse
	Name:	David Greenhouse
	Title:

Aggregate Purchase Price:	$200,000.00

Number of Shares:	100,000

Number of Warrant Shares:	100,000

Address for Notice:

	Attention:
	Telephone:
	Facsimile:

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Special Situations Life Science Fund III L.P.

	By:	/s/ David Greenhouse
	Name:	David Greenhouse
	Title:

Aggregate Purchase Price:	$700,000

Number of Shares:	350,000

Number of Warrant Shares:	350,000

Address for Notice:

	Attention:
	Telephone:
	Facsimile:

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

		NAME OF INVESTOR:

		Special Situations Cayman Fund L.P.

		By:	/s/ David Greenhouse
		Name:	David Greenhouse
		Title:

Aggregate Purchase Price:	$700,000.00

Number of Shares:	350,000

Number of Warrant Shares:	350,000

Address for Notice:

		Attention:
		Telephone:
		Facsimile:

		with a copy to:

		Attention:
		Telephone:
		Facsimile:

	NAME OF INVESTOR:

	Special Situations Private Equity Fund L.P.

	By:	/s/ David Greenhouse
	Name:	David Greenhouse
	Title:

Aggregate Purchase Price:	$1,000,000.00

Number of Shares:	500,000

Number of Warrant Shares:	500,000

Address for Notice:

	Attention:
	Telephone:
	Facsimile:

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

	NAME OF INVESTOR:

	IBA FBO Chung W. Kong DB Securities Inc.
	Custodian Roth Conversion Account

	By:	/s/ Chung W. Kong
	Name:	Chung W. Kong
	Title:	Beneficiary

Aggregate Purchase Price:	$20,000.00

Number of Shares:	10,000

Number of Warrant Shares:	10,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin Tang
	Telephone:	858-200-3030
	Facsimile:	858-200-3837

	With a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	IBA FBO Chang L. Kong DB Securities Inc.
	Custodian Roth Conversion Account

	By:	/s/ Chang L. Kong
	Name:	Chang L. Kong
	Title:	Beneficiary

Aggregate Purchase Price:	$20,000.00

Number of Shares:	10,000

Number of Warrant Shares:	10,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	With a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Tang Capital Partners, LP

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Managing Member

Aggregate Purchase Price:	$3,410,000.00

Number of Shares:	1,705,000

Number of Warrant Shares:	1,705,000

Address for Notice:
	4401 Eastgate Mall
	San Diego, CA 92121

	Attention:	Kevin Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Kevin C. Tang as Custodian for Julian Kong Tang
	Under the CA Transfer to Minors Act

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Trustee

Aggregate Purchase Price:	$70,000.00

Number of Shares:	35,000

Number of Warrant Shares:	35,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin C. Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Kevin C. Tang as Custodian for Justin Lee Tang
	Under the CA Transfer to Minors Act

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Trustee

Aggregate Purchase Price:	$100,000.00

Number of Shares:	50,000

Number of Warrant Shares:	50,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin C. Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Kevin C. Tang as Custodian for Noa Young Tang
	Under the CA Transfer to Minors Act

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Trustee

Aggregate Purchase Price:	$30,000.00

Number of Shares:	15,000

Number of Warrant Shares:	15,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin C. Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	Kevin Tang and Haeyoung Tang Trustees The Tang Family Trust Dated 8-27-02

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Trustee

Aggregate Purchase Price:	$300,000.00

Number of Shares:	150,000

Number of Warrant Shares:	150,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	IRA FBO Keven Tang DB Securities Inc.
	Custodian Rollover Account

	By:	/s/ Kevin C. Tang
	Name:	Kevin C. Tang
	Title:	Beneficiary

Aggregate Purchase Price:	$50,000.00

Number of Shares:	25,000

Number of Warrant Shares:	25,000

Address for Notice:
	C/O Tang Capital Partners, LP
	4401 Eastgate Mall
	San Diego, CA 92121
	Attention:	Kevin Tang
	Telephone:	858-200-3830
	Facsimile:	858-200-3837

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	VERSANT CAPITAL MANAGEMENT LLC

	By:	/s/ Herriot Tabuteau
	Name:	HERRIOT TABUTEAU
	Title:	MANAGING MEMBER

Aggregate Purchase Price:	$1,500,000.00

Number of Shares:	750,000

Number of Warrant Shares:	750,000

Address for Notice:
	VERSANT CAPITAL MANAGEMENT LLC
	45 ROCKEFELLER PLAZA SUITE 2074
	NEW YORK, NY 10111
	Attention:	HERRIOT TABUTEAU
	Telephone:	212-332-3467
	Facsimile:	212-332-3468

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	XMARK JV INVESTMENT PARTNERS, LLC

	By:	/s/ MITCHELL D. KAYE
	Name:	MITCHELL D. KAYE
	Title:	CHIEF INVESTMENT OFFICER

Aggregate Purchase Price:	$1,000,000

Number of Shares:	500,000

Number of Warrant Shares:	500,000

Address for Notice:
	XMARK FUNDS
	301 TRESSER BLVD. SUITE 1320
	STAMFORD, CT 06901
	Attention:	MITCHELL KAYE
	Telephone:	203-653-2500
	Facsimile:	203-653-2501

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	XMARK OPPORTUNITY FUND, L.P.

	By:	/s/ MITCHELL D. KAYE
	Name:	MITCHELL D. KAYE
	Title:	C.I.O.

Aggregate Purchase Price:	$450,000

Number of Shares:	225,000

Number of Warrant Shares:	225,000

Address for Notice:
	XMARK FUNDS
	301 TRESSER BLVD. SUITE 1320
	STAMFORD, CT 06901
	Attention:	MITCHELL KAYE
	Telephone:	203 653 2500
	Facsimile:	203 653 2501

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement

	NAME OF INVESTOR:

	XMARK OPPORTUNITY FUND, LTD.

	By:	/s/ MITCHELL D. KAYE
	Name:	MITCHELL D. KAYE
	Title:	C.I.O.

Aggregate Purchase Price:	$550,000

Number of Shares:	275,000

Number of Warrant Shares:	275,000

Address for Notice:
	XMARK FUNDS
	301 TRESSER BLVD. SUITE 1320
	STAMFORD, CT 06901
	Attention:	MITCHELL D. KAYE
	Telephone:	203-653-2500
	Facsimile:	203-653-2501

	with a copy to:

	Attention:
	Telephone:
	Facsimile:

Signature Page to Purchase Agreement